EXHIBIT 10.5

EXECUTION COPY

AMENDMENT No. 2

Dated as of September 26, 2008

to

 PURCHASE AND CONTRIBUTION AGREEMENT

Dated as of June 26, 1998

This AMENDMENT NO. 2 (this “Amendment”) dated as of September 26, 2008 is entered into among PILGRIM’S PRIDE FUNDING CORPORATION (the “Company”) and PILGRIM’S PRIDE CORPORATION (“Pilgrim’s Pride”).

RECITALS

WHEREAS, the parties hereto have entered into a certain Purchase and Contribution Agreement dated as of June 26, 1998 (as amended through the date hereof, the “Agreement”);

WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions.  All capitalized terms used, but not otherwise defined, herein shall  have the respective meanings for such terms set forth in Exhibit I to the Receivables Purchase Agreement (as defined in the Agreement).

SECTION 2. Amendments to the Agreement.  The Agreement is hereby amended as follows:

2.1 The second paragraph of the Agreement titled “Definitions” is hereby amended and restated in its entirety as follows:

Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to the Amended and Restated Receivables Purchase Agreement dated as of September 26, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Receivables Purchase Agreement”) by and among the Company, Pilgrim’s Pride, as initial Servicer, the Purchasers and Purchaser Agents from time to time parties thereto and BMO Capital Markets Corp., as administrator for each Purchaser Group (together with its successors and assigns, the “Administrator”).

2.2 The second parenthetical set forth in clause (e) of Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:

(and the Administrator on behalf of the Purchasers as assignee of the Company)

2.3 Clause (i) of Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:

(i)           A certificate from an officer of Originator to the effect that Servicer and Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof):  “THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO PILGRIM’S PRIDE FUNDING CORPORATION PURSUANT TO A PURCHASE AND CONTRIBUTION AGREEMENT, DATED AS OF JUNE 26, 1998, AMONG PILGRIM’S PRIDE CORPORATION AND PILGRIM’S PRIDE FUNDING CORPORATION; AND AN INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO BMO CAPITAL MARKETS CORP. (ON BEHALF OF THE PURCHASERS) PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 26, 2008, AMONG PILGRIM’S PRIDE FUNDING CORPORATION, PILGRIM’S PRIDE CORPORATION, THE PURCHASERS AND PURCHASER AGENTS FROM TIME TO TIME PARTIES THERETO AND BMO CAPITAL MARKETS CORP., AS ADMINISTRATOR.”

2.4 Clause (b) of Section 5.11 of the Agreement is hereby amended and restated in its entirety as follows:

(b)           No effective financing statement or other instrument similar in effect covering any Receivable generated by Originator (or acquired by it from any Transferor pursuant to a Purchase Agreement) or any right related to any such Receivable is on file in any recording office except such as may be filed in favor of the Company or the Originator, as the case may be, in accordance with this Agreement or such Purchase Agreement or in favor of the Administrator on behalf of the Purchasers in accordance with the Receivables Purchase Agreement.

2.5 Article V of the Agreement is hereby amended by inserting, in the appropriate order, the following new Section 5.21:

5.21.                      Ordinary Course of Business.  Each remittance of Collections by or on behalf of Originator or pursuant to the Transaction Documents and any related accounts of amounts owing hereunder will have been (i) in payment of a debt incurred by Originator in the ordinary course of business or financial affairs of Originator or (ii) made in the ordinary course of business or financial affairs of Originator.

2.6 Section 6.1(j) of the Agreement is hereby deleted in its entirety.

2.7 The second parenthetical set forth in clause (d) of Section 6.3 of the Agreement is hereby amended and restated in its entirety as follows:

(which in turn shall deliver the same to the Administrator on behalf of the Purchasers)

2.8 The Agreement is hereby amended by deleting each reference to the term “Agent” therein and substituting the term “Administrator” therefor.

2.9 The Agreement is hereby amended by deleting each reference to the term “Purchaser” therein and substituting the term “Purchasers” therefor.

SECTION 3. Representations and Warranties.  The Originator hereby represents and warrants to the Company, the Purchasers and the Administrator that the representations and warranties of such Originator contained in Article V of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), and that as of the date hereof, no Purchase and Sale Termination Event or event which, with the giving of notice or the lapse of time, or both, would constitute a Purchase and Sale Termination Event has occurred and is continuing or will result from this Amendment.

SECTION 4. Effect of Amendment.  (a) All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

(b) Notwithstanding anything in the Agreement or the other Transaction Documents to the contrary, each of the parties hereto, hereby consents and agrees to the amendments contemplated hereby and that all of the provisions in the Agreement, the Receivables Purchase Agreement, each Purchase Agreement and the other Transaction Documents shall be interpreted so as to give effect to the intent of the parties hereto as set forth in this Amendment.

SECTION 5. Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Agent and the Company of the following (each, in form and substance satisfactory to the Agent and the Company):

(a) Counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b) Such other documents, resolutions, certificates, agreements and opinions as the Company or the Agent may reasonably request in connection herewith.

SECTION 6. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law.  This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of Texas (without giving effect to the conflict of laws principles thereof).

SECTION 8. Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

(continued on following page)

1428451 98442494

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

PILGRIM’S PRIDE FUNDING CORPORATION

By:                /s/ Richard A. Cogdill
Name:                Richard A. Cogdill
Title:                  CFO, Secretary & Treasurer

PILGRIM’S PRIDE CORPORATION

By:                /s/ Richard A. Cogdill
Name:                Richard A. Cogdill
Title:                  CFO, Secretary & Treasurer

1428451 98442494	S-	Amendment No. 2 to PCA

Consented and Agreed:

BMO CAPITAL MARKETS CORP. (f/k/a Harris Nesbitt Corp.), as Administrator

By:                 /s/ Brian Zaban
Name:                 Brian Zaban
Title:                   Managing Director

1428451 98442494	S-	Amendment No. 2 to PCA